UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

Northern Tier Energy LP

(Exact name of registrant as specified in its charter)

Delaware	001-35612	80-0763623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

38C Grove Street, Suite 100 Ridgefield, Connecticut		06877
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 244-6550

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On July 31, 2012, Northern Tier Energy LP (the “Partnership”) completed its initial public offering (the “Offering”) of 18,687,500 common units representing limited partner interests in the Partnership (the “Common Units”) pursuant to a Registration Statement on Form S-1, as amended (File No. 333-178457) (the “Registration Statement). Pursuant to the Registration Statement the Partnership sold the Common Units at a price of $14.00 per common unit. The material provisions of the Offering are described in the prospectus, dated July 25, 2012 and filed with the Securities and Exchange Commission on July 27, 2012 (the “Prospectus”) pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”).

Amended and Restated Registration Rights Agreement

On July 31, 2012, in connection with the Offering, the Partnership entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with Northern Tier Investors, LLC, Northern Tier Holdings LLC (“NTH”), ACON Refining Partners, L.L.C. (“ACON”), TPG Refining, L.P. (“TPG”), NTR Partners LLC (“NTR Partners”), NTR Partners II LLC (“NTR Partners II”) and NTI Management Company, L.P. (“NTI Management”). Under the Registration Rights Agreement, NTH, ACON and TPG can cause, and after ACON, TPG and their transferees no longer hold registrable securities, NTR Partners LLC and NTR Partners II LLC can cause the Partnership to register their Common Units and PIK common units, representing limited partner interests in the Partnership (the “PIK Common Units”) under the Securities Act and to maintain a shelf registration statement effective with respect to such units. In addition, NTH, ACON, TPG, NTR Partners, NTR Partners II and NTI Management are entitled to participate in certain other registration statements and offerings conducted on behalf of the Partnership or third parties.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Relationships

Affiliates of ACON, affiliates of TPG and certain members of the Partnership’s management team, through their ownership of NTH, indirectly own (i) Common Units and PIK Common Units representing an 79.7% limited partner interest in the Partnership and the (ii) Northern Tier Energy GP LLC, the general partner of the Partnership (the “General Partner”). Certain members of the Partnership’s management team own interests in NTR Partners, NRT Partners II and NTI Management.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On July 31, 2012, in connection with the Offering, the following transactions, among others, occurred, pursuant to that Transaction Agreement dated July 25, 20102 (the “Transaction Agreement”) by and among the Partnership, the General Partner, Northern Tier Energy LLC (the “Operating Company”), NTH, Northern Tier Energy Holdings LLC (“NTEH”) and Northern Tier Retail Holdings LLC (“NTRH”):

•	NTH contributed all of the ownership interests in the Operating Company to the Partnership in exchange for 54,844,500 Common Units and 18,383,000 PIK Common Units;

•	The Partnership contributed 0.01% of the limited liability company interests in the Operating Company to NTEH in exchange for all of the limited liability company interests in NTEH; and

•

The Operating Company contributed all of the limited liability company interests in its wholly-owned subsidiaries, Northern Tier Retail LLC and Northern Tier Bakery LLC to NTRH in exchange for all of the limited liability company interests in NTRH.

The description under “Relationships” provided in Item 1.01 above is incorporated in this Item 2.01 by reference.

ITEM 5.03 Amendments to Bylaws; Changes in Fiscal Year

First Amended and Restated Agreement of Limited Partnership of Northern Tier Energy LP

On July 31, 2012, in connection with the closing of the Offering, the Partnership amended and restated its Agreement of Limited Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description and the description in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	First Amended and Restated Agreement of Limited Partnership of Northern Tier Energy LP, dated July 31, 2012.

4.1	Amended and Restated Registration Rights Agreement, dated July 31, 2012, by and among TPG Refining, L.P., ACON Refining Partners, L.L.C., NTI Management Company, L.P., NTR Partners LLC, NTR Partners II LLC, Northern Tier Investors, LLC, Northern Tier Holdings LLC and Northern Tier Energy LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Northern Tier Energy LP

	By:	Northern Tier Energy GP LLC, its general partner

Date: August 2, 2012	By:	/s/ Peter T. Gelfman

Peter T. Gelfman
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	First Amended and Restated Agreement of Limited Partnership of Northern Tier Energy LP, dated July 31, 2012.

4.1	Amended and Restated Registration Rights Agreement, dated July 31, 2012, by and among TPG Refining, L.P., ACON Refining Partners, L.L.C., NTI Management Company, L.P., NTR Partners LLC, NTR Partners II LLC, Northern Tier Investors, LLC, Northern Tier Holdings LLC and Northern Tier Energy LP.